Filed pursuant to Rule 497(e)
Securities Act File No. 033-01398

MONETTA FUND, INC.

SUPPLEMENT DATED FEBRUARY 28, 2013

TO MONETTA FUND SUMMARY PROSPECTUS AND

MONETTA FUND, INC. PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED APRIL 30, 2012

This supplement (the “Supplement”) provides new and additional information that affects the Monetta Fund Summary Prospectus (the “Summary Prospectus”) and Monetta Fund, Inc. Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) and should be read in conjunction with each.

The Board of Directors (the “Board”) of Monetta Fund, Inc. approved an Agreement and Plan of Reorganization (the “Plan”) between Monetta Fund, Inc. (the “Old Fund”) and MonettaTrust, a Massachusetts business trust.  Pursuant to the Plan, the Old Fund will be reorganized into the Monetta Fund (the “New Fund”), a newly-created series of Monetta Trust. This transaction is referred to as the “Reorganization”.  Monetta Trust currently consists of three separate series (i.e., funds) that are advised by Monetta Financial Services, Inc. (the “Adviser”). The Reorganization is expected to close on or about April 30, 2013. In accordance with Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board’s decision to reorganize the Old Fund is not subject to shareholder approval.

The New Fund will have the same investment objective, investment policies, investment adviser, portfolio managers and service providers as the Old Fund. Monetta Trust’s Board of Trustees consists of the same members as the Board of Directors of Monetta Fund, Inc. The Old Fund will be the accounting survivor of the Reorganization, and the New Fund will assume the performance and financial history of the Old Fund at the completion of the Reorganization.  Additionally, no increase in the Old Fund’s fees or expenses is expected to result from the Reorganization, and no new shareholder fees will apply to the Old Fund. In particular, the New Fund, like the Old Fund, will not participate in any distribution or shareholder servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Reorganization is intended to be tax-free, meaning that the Old Fund’s shareholders will become shareholders of the New Fund without realizing any gain or loss for federal tax purposes.

Reasons for the Reorganization

The primary purpose of the Reorganization is to provide the Old Fund and its officers and Directors with enhanced operational efficiencies, while reducing operational expenses. The Adviser currently services, and the officers and Directors of Monetta Fund, Inc. currently manage, four mutual funds including the Old Fund and three series of Monetta Trust. The fact that Monetta Fund, Inc. and Monetta Trust are separate legal entities presents certain operational and financial challenges that are expected to be mitigated by the Reorganization. Following the reorganization, the four mutual funds advised by the Adviser will each be a series of Monetta Trust, and the officers and Trustees of Monetta Trust will be able to focus on managing a single entity. The Adviser has determined that shareholders of the Old Fund would benefit from this change and therefore, recommended to the Board that the Old Fund be reorganized into the New Fund as a series of Monetta Trust.

How Will The Reorganization Work?

The Reorganization will involve three steps:

•	the transfer of all of the assets and liabilities of the Old Fund to the New Fund in exchange for shares of the New Fund having equal value to the net assets transferred;

•	the pro rata distribution of shares of the New Fund to shareholders of record of the Old Fund as of the effective date of the reorganization; and

•	the complete liquidation and dissolution of the Old Fund.

How Will the Reorganization Affect My Investment?

Upon the consummation of the Reorganization, shareholders of the Old Fund will become shareholders of the New Fund.  The cash value of your investment will not change, and you will not have to pay any sales charges in connection with the Reorganization. You will receive New Fund shares with a total dollar value equal to the Old Fund shares that you own at the time of the Reorganization. Shares of the New Fund have substantially similar legal characteristics as those of the Old Fund with respect to voting rights, accessibility, conversion rights and transferability. The Old Fund and New Fund each offer one class of shares, which are sold without a front-end or contingent sales charge and are not subject to a redemption fee.

The New Fund will offer the same purchase and redemption services as the Old Fund, including telephone purchases and redemptions. Shares of the New Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. There is not expected to be any change to the minimum initial and subsequent investment amounts as a result of the Reorganization.

The New Fund will have the same dividend and other distributions policy as the Old Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in Old Fund shares will continue to have dividends and capital gain distributions reinvested in New Fund shares following the Reorganization. The Old Fund and New Fund have a fiscal year-end of December 31.

Are There Any Significant Differences in the Management Fee or Total Annual Fund Operating Expenses of the Old Fund and The New Fund?

No. The investment management fees charged by the Adviser to the Old Fund and the New Fund are identical. Additionally, the fee rates to be charged by the other service providers to the New Fund are commensurate with the fee rates currently charged to the Old Fund.  Some expenses, such as state notice filing fees, are expected to decrease.

Fees and Expenses of the Reorganization

The New Fund will bear the first $8,000 of Reorganization expenses, which amount is expected to be offset by the New Fund’s annual savings in state notice filing fees and other expense reductions as a result of the Reorganization. The Adviser has agreed to bear all of the expenses directly related to the Reorganization in excess of $8,000.

Board Consideration of the Reorganization

The Board considered the Reorganization at a meeting held on February 15, 2013, and approved a form of the Plan.  Based on the information requested by the Board and provided to it by the Adviser and Monetta Trust, the Board, including a majority of the Directors who are not “interested persons” of Monetta Fund, Inc., unanimously concluded that participation by the Old Fund in the Reorganization is in the best interests of the Old Fund and its shareholders and that the interests of the Old Fund’s shareholders will not be diluted as a result of the Reorganization.
Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a shareholder of the Old Fund. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Supplement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you.

The Reorganization is expected to qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, and the New Fund and the Old Fund should each be a “party to a reorganization” under Section 368(b) of the Code. Provided that the Reorganization so qualifies and the New Fund and Old Fund are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:

•	Neither the New Fund nor the Old Fund will recognize any gain or loss as a result of the Reorganization.

•
Shareholders of the Old Fund will not recognize any gain or loss as a result of the receipt of shares of the New Fund in exchange for such shareholder’s shares of the Old Fund pursuant to the Reorganization.

•
A shareholder’s aggregate tax basis in shares of the New Fund received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in shares of the Old Fund held immediately before the Reorganization.

•
A shareholder’s holding period for shares of the New Fund received pursuant to the Reorganization will include the period during which the shareholder held shares of the respective Old Fund, provided that such shareholder held the respective shares of the Old Fund as a capital asset.

•
For purposes of section 381 of the Code, the New Fund will be treated as the same corporation as the Old Fund and the tax attributes of the Old Fund enumerated in Section 381(c) of the Code will be taken into account by the New Fund as if there had been no reorganization.

You should consult your tax advisors with respect to the effect of the Reorganization on (i) the Old Fund or the New Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Old Fund or the New Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Since its formation, the Old Fund believes it has qualified as a separate “regulated investment company” (or “RIC”) under the Code. The New Fund is a new entity that will elect RIC status under the Code following the Reorganization. The Old Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the Old Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. Shareholders of the Old Fund must include any such distributions in their taxable income.

Whom Do I Call If I Have Questions?

We will be happy to answer your questions about the Reorganization. Please call the Old Fund at 1-800-MONETTA (1-800-241-9772).

*           *           *           *           *

Please retain this supplement for future reference.